UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 31, 2016

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 1, 2016, MPLX LP, a Delaware limited partnership (“MPLX”), entered into a Master Reorganization Agreement (the “Master Reorganization Agreement”) by and among various affiliates, including MPLX Holdings Inc., a Delaware corporation (“Holdings”), MarkWest Energy Partners, L.P., a Delaware limited partnership (“MarkWest”), MWE GP LLC, a Delaware limited liability company (“MWE GP”), MPLX GP LLC, a Delaware limited liability company (“MPLX GP”), MPC Investment LLC, a Delaware limited liability company (“MPC Investment”), MPLX Logistics Holdings LLC, a Delaware limited liability company (“Logistics Holdings”), and MarkWest Hydrocarbon, L.L.C., a Delaware limited liability company (“Hydrocarbon”), whereby the parties agreed to effect or cause to be effected a series of reorganization transactions, including the exchange of all of the issued and outstanding Class A Units representing limited partner interests of MPLX (“MPLX Class A Units”) for newly issued common units representing limited partner interests of MPLX (“MPLX Common Units”) to, among other things, simplify MPLX’s ownership structure by eliminating the MPLX Class A Units, simplify MPLX’s financial and tax reporting and to facilitate the repayment of intercompany debt between Hydrocarbon and MarkWest. Such reorganization transactions include the following, as more fully described in the Master Reorganization Agreement attached hereto as Exhibit 10.1:

Hydrocarbon will sell to Logistics Holdings, and Logistics Holdings will purchase, 2,500,000 MPLX Class A Units held by Hydrocarbon for the purchase price payable in cash to Hydrocarbon of $83,750,000, with such number of MPLX Class A Units purchased calculated based on the simple average of the closing prices of MPLX Common Units as reported on the New York Stock Exchange (“NYSE”) for the last ten trading days prior to September 1, 2016.

MPLX will transfer (i) 980 shares of Holdings common stock, representing a 98 percent ownership interest of Holdings, to Logistics Holdings, in exchange for 21,401,137 MPLX Common Units held by Logistics Holdings, which number of MPLX Common Units to be exchanged shall be calculated based on the simple average of the closing prices of MPLX Common Units as reported on the NYSE for the last ten trading days prior to September 1, 2016, and (ii) 20 shares of Holdings common stock, representing a 2 percent ownership interest of Holdings, to MPLX GP, in exchange for 436,758 MPLX general partner units held by MPLX GP, which number of MPLX general partner units to be exchanged shall be calculated based on the simple average of the closing prices of MPLX Common Units as reported on NYSE for the last ten trading days prior to September 1, 2016.

MPLX will issue (i) MPLX Common Units to Hydrocarbon in exchange for all of the MPLX Class A Units then held by Hydrocarbon and (ii) MPLX Common Units to Logistics Holdings in exchange for all of the MPLX Class A Units then held by Logistics Holdings, in each case based on a one-to-one conversion, eliminating all issued and outstanding MPLX Class A Units.

Hydrocarbon will transfer cash in the amount of $225 million to MarkWest in full payment and satisfaction of an intercompany loan owed by Hydrocarbon to MarkWest. Hydrocarbon will distribute to Holdings all of the MPLX Common Units issued to Hydrocarbon.

The foregoing description of the Master Reorganization Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Reorganization Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

MPC Investment is the sole member of MPLX GP, the general partner of MPLX, and is a wholly owned subsidiary of Marathon Petroleum Corporation, a Delaware corporation (“MPC”). As MPLX’s general partner, MPLX GP manages MPLX’s operations and activities through MPLX GP’s officers and directors. Certain individuals serve as officers and directors of both MPLX GP and MPC. In addition, as of September 2, 2016, MPC held, indirectly through its subsidiaries, 86,619,313 MPLX Common Units and 7,193,467 general partner units of MPLX, representing 24.9 percent of the MPLX Common Units outstanding and a two percent general partner interest in MPLX, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 1.01 above regarding the consummation of the transactions contemplated by the Master Reorganization Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance on exemptions from registration under Section 4(a)(1) and Section 4(a)(2) of the Securities Act of 1933, as amended.

On August 31, 2016, in connection with 5,700,000 MPLX Common Units issued under MPLX’s at-the-market equity offering program during the month of August, MPLX GP purchased 116,326 general partner units for $3,778,775.51 in cash to maintain its two percent general partner interest in MPLX. The general partner units were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On September 6, 2016, MPLX Chairman and Chief Executive Officer Gary R. Heminger will deliver a presentation to investors and industry analysts at Barclays’ 2016 CEO Energy-Power Conference in New York, New York (the “Presentation”). The slides attached as Exhibit 99.1 to this Current Report on Form 8-K are to be displayed at the Presentation and are incorporated herein by reference. The slides will also be available on the MPLX website at http://ir.mplx.com. Information on or accessible through the MPLX website is not, and shall not be deemed to be, part of this Current Report on Form 8-K.

Item 8.01	Other Events.

As provided for in the agreements underlying MPC’s previously announced joint venture arrangement with Enbridge Energy Partners LP, Inc. (“Enbridge”) to invest in the Dakota Access Pipeline (DAPL) and the Energy Transfer Crude Oil Pipeline (ETCOP) projects, collectively referred to as the Bakken Pipeline system, MPLX plans to make the investment directly and own the interest in the joint venture with Enbridge through wholly-owned subsidiaries. Upon the closing, MPLX will own an approximate 9.2 percent indirect interest in the pipeline system in exchange for its investment of $500 million. The transaction is subject to certain closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Master Reorganization Agreement, dated September 1, 2016, by and among MPLX Holdings Inc., MarkWest Energy Partners, L.P., MWE GP LLC, MPLX LP, MPLX GP LLC, MPC Investment LLC, MPLX Logistics Holdings LLC and MarkWest Hydrocarbon, L.L.C.

99.1	Barclays’ 2016 CEO Energy-Power Conference Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: September 6, 2016	By:	/s/ Nancy K. Buese
Name: Nancy K. Buese
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1
Master Reorganization Agreement, dated September 1, 2016, by and among MPLX Holdings Inc., MarkWest Energy Partners, L.P., MWE GP LLC, MPLX LP, MPLX GP LLC, MPC Investment LLC, MPLX Logistics Holdings LLC and MarkWest Hydrocarbon, L.L.C.

99.1	Barclays’ 2016 CEO Energy-Power Conference Presentation